Exhibit 10.4

Exhibit 10.4 Common Stock Purchase Warrant dated June 22, 2009, between the Company and Margaret Wong

Warrant No. 0001	350,000 Shares

 Issued June 22, 2009
OCTUS, INC.

WARRANT TO PURCHASE
SHARES OF COMMON STOCK

THE SECURITIES REPRESENTED HEREBY, INCLUDING THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").  NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, SATISFACTORY EVIDENCE IS PROVIDED TO THE CORPORATION THAT THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.  SUCH TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.  THE CORPORATION MAY REQUIRE THE HOLDER TO BEAR THE COSTS AND EXPENSES ASSOCIATED WITH:  (1) THE LEGAL OPINION REFERRED TO ABOVE AND (2) ANY OTHER ACTIONS REQUIRED TO COMPLY WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THESE SECURITIES, INCLUDING THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, ARE SUBJECT TO, AND TRANSFERABLE ONLY UPON COMPLIANCE WITH, THE PROVISIONS OF A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.  SUCH SUBSCRIPTION AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR A MARKET STAND-OFF AGREEMENT AND CERTAIN OTHER RESTRICTIONS ON THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES.

THIS CERTIFIES THAT, for value received, ("Holder") is entitled to purchase Three Hundred Fifty Thousand (350,000) fully paid and non-assessable shares of the unregistered, restricted Common Stock ("Common Stock") of OCTUS, INC., a Nevada corporation (the "Company").

1.Exercise of Warrant.  The terms and conditions upon which this Warrant may be exercised and the Common Stock covered hereby (the "Warrant Stock") may be purchased are as follows:

1.1 Term.  This Warrant may be exercised in whole or in part at any time after the date set forth above but in no case may this Warrant be exercised later than 5:00 p.m., Davis, California, U.S.A. local time at anytime prior to One Hundred Eighty (180) days from the issuance of this Warrant, after which time this Warrant shall terminate and shall be void and of no further force or effect.

1.2 Purchase Price.  The per-share purchase price for the shares of Stock to be issued upon exercise of this Warrant shall be One Cent ($0.01), subject to adjustment as provided in Section 2.

1.3 Method of Exercise.

1.3.1 Cash Exercise.  The purchase rights represented by this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, located at the address set forth on the signature page hereof, accompanied by the form of Notice of Cash Exercise attached hereto as Exhibit "A", and by the payment to the Company, by cash or by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate purchase price of the shares of Warrant Stock purchased.

1.3.2 Net Issue Exercise.  In lieu of exercising this Warrant pursuant to Section 1.3.1, Holder may elect to receive shares equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the form of Notice of Exercise of Common Stock Warrant Pursuant to Net Issue ("Cashless") Exercise Provisions attached hereto as Exhibit "B", in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

X = Y (A-B)
        A

Where X = the number of shares of Warrant Stock to be issued to Holder.

Y = the number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

A = the fair market value of one share of the Company's Common Stock (at the date of such calculation).

B = Warrant Price (as adjusted to the date of such calculation).

1.3.3 Fair Market Value.  For purposes of this Section 1.2, fair market value of one share of the Company's Common Stock shall be determined in good faith by the Company's Board of Directors.

1.4 Issuance of Shares.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the remaining unexercised number of shares shall also be issued to Holder at such time.

2. Certain Adjustments.

2.1 Merger; Consolidation or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for in this Warrant), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as nearly as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

2.2 Splits and Subdivisions.  In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the purchase price set forth in Section 1.2 shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase of outstanding shares.

2.3 Combination of Shares.  If the number of shares of Common Stock outstanding at any time after the date of this Warrant is decreased by a combination of the outstanding shares of Common Stock, the purchase price set forth in Section 1.2 shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

2.4 Certificate as to Adjustments.  In the case of each adjustment or readjustment of the purchase price and the number of shares pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder. The Company will, upon the written request at any time of the Holder, furnish or cause to be furnished to such Holder a certificate setting forth:

2.4.1 Such adjustments and readjustments;

2.4.2 The purchase price at the time in effect; and,

2.4.3 The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

3. Fractional Shares.  No fractional shares shall be issued in connection with any exercise of this Warrant.  In lieu of the issuance of fractional shares, the Company shall round up or round down such fractional shares, as the Company deems appropriate, to the nearest whole share of Common Stock or Holder may purchase a whole share by delivering payment equal to the appropriate portion of the purchase price.

4. Reservation of Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the Holder, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5. No Stockholders' Rights Until Exercise.  Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company.

6. Transfers and Exchanges.

6.1 Restrictions on Transfer.  This Warrant and the shares of Warrant Stock receivable upon exercise of this Warrant are subject to certain restrictions and limitations on transfer, as set forth in the Subscription Agreement executed by Holder, including, without limitation, a market standoff agreement in connection with any registration of the Company's securities under the Act.

6.2 Transfer.  This Warrant is transferable on the books of the Company at its principal office by the registered Holder upon surrender of this Warrant properly endorsed, subject to compliance with federal and state securities laws.  The Company shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrants so transferred.  Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the portion of the Warrant not so transferred.  Notwithstanding the foregoing, Holder shall not be entitled to transfer a number of shares or an interest in this Warrant representing less than five percent (5%) of the aggregate shares initially covered by this Warrant (as presently constituted, with appropriate adjustment being made in the event of stock splits, combinations, reorganizations and the like occurring after the issue date hereof).  Any transferee shall be subject to the same restrictions on transfer with respect to this Warrant as Holder.

6.3 Securities Laws.  If required by the Company, in connection with each issuance of shares of Warrant Stock upon exercise of this Warrant, Holder will give: (a) assurances in writing, satisfactory to the Company, that such shares are not being purchased with a view to the distribution thereof in violation of applicable laws, (b) sufficient information, in writing, to enable the Company to rely on exemptions from the registration or qualification requirements of applicable laws, if available, with respect to such exercise, and (c) its cooperation to the Company in connection with such compliance.  Holder acknowledges and agrees that any certificates representing shares of Warrant Stock shall bear legends similar to those set forth on the first page of this Warrant and any legends required by applicable state securities laws.

7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8. Miscellaneous.

8.1 GOVERNING LAWS.  THE INTERNAL LAWS OF THE STATE OF NEVADA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS WARRANT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE COMPANY AND HOLDER.

8.2 Binding Upon Successors and Assigns.  Subject to, and unless otherwise provided in, this Warrant, each and all of the covenants, terms, provisions, and agreements contained in this Warrant shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the Company and Holder.

8.3 Severability.  If any one or more provisions of this Warrant, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the Company and Holder.  The Company and Holder further agree to replace any such void or unenforceable provisions of this Warrant with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

8.4 Notices.  All notices, consents, waivers or demands of any kind which the Company or Holder may be required or may desire to serve on the other in connection with this Warrant shall be in writing and shall be delivered by personal service or sent by telecopy or registered or certified mail, return receipt requested, with postage fully prepaid.  All such communications shall be addressed as follows:

If to the Company:               At the address set forth below.

If to Holder:                           At the address set forth in the Company's stock record books.

Except as may otherwise be provided in this Warrant, all such communications shall be deemed to have been duly given when transmitted by facsimile with verified receipt by the transmitting facsimile, when personally delivered, two (2) days after being delivered to an air courier (e.g. Federal Express) upon proof of delivery, or, in the case of a mailed notice, five (5) days after being deposited certified or registered mail, postage prepaid.  The Company or Holder may change its address for such communications by giving notice to the other as provided in this Section.

8.5 No Endorsement.  Holder understands that no federal or state securities administrator has made any finding or determination relating to the fairness of investment in the Company or the purchase of this Warrant or the Common Stock issuable upon the exercise of this Warrant and that no federal or state securities administrator has recommended or endorsed the offering of securities by the Company under this Warrant.

8.6 Amendments and Waivers. Any term of the Warrant may be amended and the observance of any term of the Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

OCTUS, INC.

By:	/s/ Christian Soderquist
Christian Soderquist, Chief Executive Officer

Address: OCTUS, INC. 719 Second Street, Suite 9 Davis, CA 95616

EXHIBIT A

NOTICE OF CASH EXERCISE

OCTUS, INC.
719 Second Street, Suite 9
Davis, CA  95616

Ladies and Gentlemen:

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated June 22, 2009 held by the undersigned, Three Hundred Fifty Thousand (350,000) shares of the unregistered, restricted Common Stock of OCTUS, INC., a Nevada corporation, at one cent ($0.01) per share.  The undersigned confirms and acknowledges the investment representations and warranties made in the Subscription Agreement executed by the undersigned, and accepts such shares subject to the restrictions contained therein.

For joint ownership BOTH parties should sign and date below.	For corporations, partnerships, trusts or other entities, one or more signatories, as appropriate, should sign and date below.

Signature	Name of Entity

Name of Signatory	Signature

Date:
Name and Title of Signatory

Second Signature (if required)	Date:

Name of Second Signatory
Second Signature (if required)

Date:
Name and Title of Second Signatory

Date:

ACCEPTED AND AGREED:
OCTUS , INC.

By:
Christian Soderquist Chief Executive Officer

EXHIBIT B

NOTICE OF EXERCISE OF COMMON STOCK WARRANT
PURSUANT TO NET ISSUE ("CASHLESS") EXERCISE PROVISIONS

OCTUS, INC.
719 Second Street, Suite 9
Davis, CA  95616

Ladies and Gentlemen:

The undersigned, registered Holder of the Common Stock Warrant delivered herewith ("Warrant"), hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the unregistered, restricted Common Stock of Octus, Inc., a Nevada corporation, as provided below.  Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant.  The number of shares of Common Stock being purchased pursuant to this Notice of Exercise is  , thereby leaving a remainder of   shares (if any).  Such exercise shall be pursuant to the net issue exercise provisions of Section 1.3.2 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise.  The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1.3.2 of the Warrant which, by reference to Section 1.3.3, requires the use of the current per share fair market value of the Company's Common Stock.  The current fair market value of one share of the Company's Common Stock shall be determined in the manner provided in Section 1.3.3, which amount has been determined by the Company to be $ , which figure is acceptable to Holder for calculations of the number of shares of Common Stock issuable pursuant to this Notice of Exercise.  Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of and delivered to  .  To the extent the foregoing exercise is for less than the full number of shares purchasable under the Warrant, a replacement Warrant representing the remainder of the shares (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

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Octus, Inc.
Notice of Exercise of Common Stock Warrant

For joint ownership BOTH parties should sign and date below.	For corporations, partnerships, trusts or other entities, one or more signatories, as appropriate, should sign and date below.

Signature	Name of Entity

Name of Signatory	Signature

Date:
Name and Title of Signatory

Second Signature (if required)	Date:

Name of Second Signatory
Second Signature (if required)

Date:
Name and Title of Second Signatory

Date:

ACCEPTED AND AGREED:
OCTUS, INC.

By:
Christian Soderquist Chief Executive Officer